                       SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   ).

Filed by the Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement     [   ] Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement

[ x ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   TEKTRONIX, INC.
______________________________________________________________________________
                  (Name of Registrant as Specified in Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.

[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).

[   ] Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           Not applicable
           ____________________

      (2)  Aggregate number of securities to which transaction applies:

           Not applicable
           ____________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           Not applicable
           ____________________

      (4)  Proposed maximum aggregate value of transaction:

           Not applicable
           ____________________

      (5)  Total fee paid:

           Not applicable
           ____________________

[   ] Fee paid previously with preliminary materials:

[   ] Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           Not applicable
           ____________________

      (2)  Form, Schedule or Registration Statement No.:

           Not applicable
           ____________________

      (3)  Filing Party:

           Not applicable
           ____________________

      (4)  Date Filed:

           Not applicable
           ____________________

______________

[TEK LOGO]                                                September 9, 1996



          ON BEHALF OF THE BOARD OF DIRECTORS OF TEKTRONIX, INC.
           FOR THE ANNUAL MEETING TO BE HELD SEPTEMBER 26, 1996

Dear Tektronix Shareholder:

     You have probably received the 1996 Proxy Statement of Tektronix, Inc. ("Tektronix" or the "Company") along with the Company's white proxy card and the 1996 Annual Report. You also may receive proxy materials with a green or blue proxy card from the United Food and Commercial Workers Local 99 ("UFCW") relating to three shareholder proposals submitted by the UFCW.

     The United Food and Commercial Workers Local 99R, located in Phoenix, Arizona, has notified the Company that it intends to present three shareholder proposals at the Company's Annual Meeting and to solicit proxies with respect to these proposals. The proposals relate to: (a) fixing the size of the Company's board of directors at 11 members and eliminating provisions for a classified board (referred to as a staggered board in the shareholder's proposal), (b) the Company's shareholder rights plan, and (c) the Company's severance arrangements with executives.

     The board of directors of the Company recommends that the shareholders vote AGAINST all of these proposals.

     The UFCW has indicated that it owns 25 shares of Common Stock of the Company with a market value of approximately $975 on August 30, 1996. The UFCW's solicitation materials indicate that the UFCW intends to spend about $2,000 on printing, mailing and postage and about the same amount on legal fees in connection with the solicitation, which is substantially in excess of the value of their Tektronix stock.

     The UFCW is involved in a labor dispute in Arizona with Albertson's, a large retail merchandiser with headquarters in Boise, Idaho. The UFCW is engaged in a program of disrupting the annual meeting process of
corporations that have links to Albertson's.   The link with the Company
is through A. Gary Ames, an outside director of the Company, who is also an outside director of Albertson's. The Company understands that the UFCW has acquired a small amount of stock in and made shareholder proposals at six other companies that have directors who also serve on the board of directors of Albertson's.

     This dispute is between the UFCW and another corporation and has nothing to do with the Company. The Company's board of directors believes that it is inappropriate for the UFCW to seek to involve the Company and its shareholders in the UFCW's dispute with another corporation. The board believes that labor-management issues should be resolved by the parties involved, at the bargaining table or in other traditional labor-management arenas, and not in the context of an annual meeting of shareholders of an unrelated company.

     For the reasons stated below with respect to each proposal, the board of directors believes that the three proposals by the UFCW are not in the best interest of the Company and its shareholders. For these reasons, and because voting for the proposals supports and encourages the UFCW to continue to attempt inappropriate methods to prevail in its disputes, the board of directors urges you to vote AGAINST each of the UFCW proposals.

                                HOW TO VOTE

     VOTING INSTRUCTIONS ARE SET FORTH AT PAGE 3 BELOW UNDER THE HEADING "VOTING INSTRUCTIONS."



                    THE BOARD OF DIRECTORS' REASONS FOR
                        OPPOSING THE UFCW PROPOSALS

Fixing the Board Size at 11 and Declassifying the Board:
- --------------------------------------------------------

     The UFCW's proposal regarding fixing the board size at 11 and declassifying the board is as follows: "RESOLVED, that the shareholders hereby amend the Company's by-laws to have annual election of all directors instead of the current staggered board elections. Article II, section 2 of the bylaws shall be amended to read: 'The number of directors of the corporation shall be eleven, who shall be elected at each annual meeting of shareholders and serve one-year terms and until their successors are elected and qualified. This provision of the bylaws may not be amended by the board without a vote of the shareholders.'"

     This proposal would fix the number of directors at 11, and it provides that this provision of the bylaws cannot be amended without shareholder approval. It is important for the board to have flexibility to respond to changing circumstances, such as increasing the size of the board in order to add members and decreasing the size to reflect resignations and retirements. It would be costly, as well as a severe restriction on the Company's ability to operate effectively and efficiently, if every change in the size of its board of directors would require a separate shareholders vote.

     This proposal also seeks to eliminate the Company's classified board of directors. Many large publicly held corporations have classified boards, and the Company has had a classified board since 1986. The purpose of the classified board is to insure continuity and stability in the composition of, and in the policies formulated by, the Company's board of directors. The board believes that staggered terms provide an effective balance between the desire for continuity on the board and the need for accountability. The board also believes that the classified board structure reduces the ability of a third party to effect a precipitous change in the Company's direction without the support of directors elected by the shareholders as a whole. This encourages any person who might seek to acquire control of the Company to negotiate with the board and would help give the board the time it would need to evaluate any proposal, study alternatives and seek the best result for all shareholders. The board of directors continues to believe that a classified board is appropriate and prudent in protecting the interests of all shareholders.

     The board of directors recommends a vote AGAINST this proposal.

Shareholder Rights Plan:
- ------------------------

     The UFCW's proposal regarding the shareholder rights plan is as follows: "RESOLVED, that shareholders recommend the Company not use its "poison pill" (its current "shareholder rights" plan, or any replacement thereof) unless the pill has first been submitted to shareholders and approved by a majority of shares voted."

     The board of directors adopted the Shareholder Rights Plan (the "Plan") in 1990 because the board believed the Plan would better enable the board to represent the interests of all shareholders in the event of a hostile effort to acquire the Company or take advantage of its shareholders. Many publicly held corporations have shareholder rights plans. The Plan is not designed to prevent a takeover. The board believes, and studies show, that shareholder rights plans have been a significant factor in increasing the value paid to shareholders in hostile acquisitions. If there were an offer to purchase the Company on terms that were unfair to some or all of the shareholders, the board believes that the Plan would encourage the bidder to negotiate with the board and provide time to obtain the necessary information to fully evaluate proposals being made.

     The board of directors recommends a vote AGAINST this proposal.


Severance Arrangements:
- -----------------------

     The UFCW's proposal regarding severance arrangements is as follows:
"RESOLVED, that shareholders recommend that the Company provide senior executives with no greater protection from discharge than is provided all
long-term employees of the Company.   'Protection from discharge' means the
number of months of severance pay and contractual commitments as to just cause for termination or as to duration of employment. 'Long-term employees' here means all employees with more than two years service to the company."

     The Company's severance arrangements with executive officers are described at page 12 of the Company's Proxy Statement under "Executive
Compensation."   These severance arrangements do not restrict the Company's right to terminate any executive, including termination without cause. These agreements have been approved by the Organization and Compensation Committee of the board of directors, which consists of five directors who are not employees of the Company. Similar types of severance arrangements for senior executives are commonly offered by large corporations.

     The board of directors believes that the Company must retain flexibility in its ability to provide reasonable severance arrangements to help attract and retain experienced and highly qualified executives. The board of directors believes that adopting this proposal would negatively affect the Company's ability to attract and retain senior executives.

     The board of directors recommends a vote AGAINST this proposal.

                               VOTE REQUIRED

     The shareholder proposals, to be approved, require the receipt of more affirmative votes than negative votes cast for shares represented at the meeting, assuming a quorum is present. Any abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but have no effect in determining whether a proposal is approved. The board of directors recommends a vote AGAINST each of the shareholder proposals.

                            VOTING INSTRUCTIONS

TO VOTE FOR DIRECTORS AND AGAINST THE UFCW PROPOSALS: You have two ways to
- -----------------------------------------------------
use the Company's proxy cards to vote for directors and against the UFCW's proposals:

   (1) Sign and send in the Company's first white proxy card, and vote FOR proposals 1 and 2 as listed on that card (Note that if you have already sent that card in, do nothing further; the board of directors' proxy holders will exercise their discretionary authority to vote against the UFCW's proposals); OR:

   (2) Sign and send in the Company's yellow-striped second card, vote FOR proposals 1 and 2, and vote AGAINST proposals 3, 4 and 5 as listed on that card. If you already sent in the UFCW's card and want to change your vote, sign and send in the yellow-striped card and vote as described in this paragraph (2).

     Signed but unvoted yellow-striped or white proxy cards will be voted for the election of directors. In addition signed but unvoted yellow-striped or white proxy cards will be voted against the UFCW proposals and in the discretion of the board of directors' proxy holders as to other matters that may properly come before the Annual Meeting.

     In the Company's Proxy Statement dated August 14, 1996, which accompanied our original white proxy card, the Company sought your authority to vote your shares in the discretion of the board of directors' proxy holders as to any matters that may come before the Annual Meeting that were not specifically indicated on the Company's proxy card, including the proposals by the UFCW. See "Other Matters" in the Company's Proxy Statement. As indicated in the Company's Proxy Statement, if the UFCW proposals are brought before the Annual Meeting, the board of directors' proxy holders will vote their discretionary authority granted pursuant to the white proxy card AGAINST the UFCW proposals, unless otherwise indicated on the proxy card.

TO VOTE OTHERWISE: Complete and return the yellow-striped card.
- ------------------


     The accompanying proxy is solicited by the board of directors of the Company for use at the Annual Meeting to be held September 26, 1996 and at any adjournment thereof. You may revoke it at any time prior to its use, by duly executing a later proxy, or by written communication to John P. Karalis, Secretary of the Company. Executing a proxy will not prevent a shareholder from voting in person at the Annual Meeting as to any matter brought before the Annual Meeting to which shareholders are entitled to vote. Properly executed proxies not revoked will be voted according to the instructions thereon at the Annual Meeting or at any adjournment thereof.

                           ELECTION OF DIRECTORS

     Please refer to the Company's Notice of Annual Meeting and Proxy Statement for details with respect to the election of directors. The board of directors recommends a vote FOR Pauline Lo Alker, A. Gary Ames, Paul E. Bragdon and Paul C. Ely, Jr. for directors. The UFCW has not proposed any nominees for directors.

                             OTHER INFORMATION

     Please refer to the Company's Notice of Annual Meeting and Proxy Statement dated August 14, 1996, which is incorporated herein by reference in its entirety, for other information regarding the Annual Meeting.

     The Company has expended the additional amount of approximately $3,000 in connection with the solicitation of votes regarding the UFCW's shareholder proposals.

     We urge you take the proper steps, according to the instructions above, to insure your shares are voted according to your wishes.

     You are welcome to attend the Annual Meeting on September 26, 1996 and vote in person for or against any matter that may be presented, regardless of any proxies you may have executed before the meeting.

     Thank you for your continued support of Tektronix.

                                   Sincerely,

                                   JEROME J. MEYER
                                   _______________

                                   Jerome J. Meyer
                                   Chairman and Chief Executive Officer

Form of proxy for Tektronix, Inc.:
______________________________________________________________________


[yellow stripe here]


                             TEKTRONIX, INC.
P                     Annual Meeting, September 26, 1996
R                 Proxy Solicited by the Board of Directors
O
X   The undersigned hereby appoints Jerome J. Meyer, Carl W. Neun and John P.
Y Karalis, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of shareholders of Tektronix, Inc. on September 26, 1996 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to each of the matters referred to on the other side of this proxy. A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.

    Nominees for election as directors:

    Class I (three-year term): Pauline Lo Alker, A. Gary Ames,
                               Paul E. Bragdon and Paul C. Ely, Jr.

                         (continued, and to be signed on other side)

______________________________________________________________________
Reverse side of proxy card:
______________________________________________________________________

     Please mark your
[x]  votes as in this                                             1757
     example.

The shares represented by this proxy will be voted as specified herein, but if no specification is made, this proxy will be voted for the election of all nominees for director, against shareholder proposals 3, 4 and 5, and in the discretion of the proxies as to other matters that may come before the meeting.
______________________________________________________________________
               FOR WITHHELD                      FOR AGAINST ABSTAIN
1. Election of              2. In the discretion
   Directors   [ ]   [ ]       of the proxies,   [ ]   [ ]    [ ]
   (see reverse)               to transact such
For, except vote withheld      other business as
from the following             may properly come before the meeting
nominees(s):                   and any adjournments thereof.

________________________
_____________________________________________________________________
The Board of Directors recommends a vote FOR proposals 1 and 2.
_____________________________________________________________________
                           __________________________________________
                           The Board of Directors recommends a vote
                           AGAINST shareholder proposals 3, 4 and 5.
                           __________________________________________
                                            FOR   AGAINST   ABSTAIN
                           3. Shareholder   [ ]     [ ]       [ ]
                              proposal -
                              fix board
                              size at 11;
                              classified
                              board.

                           4. Shareholder   [ ]     [ ]       [ ]
                              proposal -
                              shareholder
                              rights plan.

                           5. Shareholder   [ ]     [ ]       [ ]
                              proposal -
                              severance
                              arrange-
                              ments.
                           __________________________________________

(Shareholder's Name and
  Address Imprinted Here)


SIGNATURE(S)_______________________ DATE______________
Please date and sign as name is imprinted hereon, including
the designation as executor, trustee, etc., if applicable.
A corporation may sign its name by the president or other
authorized officer.  All co-owners must sign.
______________________________________________________________________

Form of voting direction card for 401(k) Plan of Tektronix, Inc.:
______________________________________________________________________


[yellow stripe here]


                                TEKTRONIX, INC.
P                       Annual Meeting, September 26, 1996
R              Voting Direction Solicited by the 401(k) Plan Trustee
O
X   The undersigned participant in the Tektronix 401(k) Plan directs Jerome J.
Y Meyer, Carl W. Neun and John P. Karalis, and each of them, proxies designated by the Plan Trustee, with full power of substitution, to vote the shares of stock allocated to the participant's account under the Plan at the annual meeting of shareholders of Tektronix, Inc. on September 26, 1996 and any adjournments thereof, as stated on the other side of this voting direction with respect to each of the matters referred to. A majority of the proxies or substitutes present at the meeting may exercise all granted powers in accordance with this voting direction.

    Nominees for election as directors:

    Class I (three-year term):  Pauline Lo Alker, A. Gary Ames,
                                Paul E. Bragdon and Paul C. Ely, Jr.

                           (continued, and to be signed on other side)

______________________________________________________________________
Reverse side of voting direction card:
______________________________________________________________________
     Please mark your
[x]  votes as in this                                             7110
     example.

The shares covered by this voting direction shall be voted as specified below, but if no specification is made, the shares will be voted for the election of all nominees for director, against shareholder proposals 3, 4 and 5, and in the discretion of the proxies as to other matters that may come before the meeting.
______________________________________________________________________
               FOR WITHHELD                      FOR AGAINST ABSTAIN
1. Election of              2. In the discretion
   Directors   [ ]   [ ]       of the proxies,   [ ]   [ ]    [ ]
   (see reverse)               to transact such
For, except vote withheld      other business as
from the following             may properly come before the meeting
nominees(s):                   and any adjournments thereof.

________________________
_____________________________________________________________________
The Board of Directors recommends a vote FOR proposals 1 and 2.
_____________________________________________________________________
                           __________________________________________
                           The Board of Directors recommends a vote
                           AGAINST shareholder proposals 3, 4 and 5.
                           __________________________________________
                                            FOR   AGAINST   ABSTAIN
                           3. Shareholder   [ ]     [ ]       [ ]
                              proposal -
                              fix board
                              size at 11;
                              classified
                              board.

                           4. Shareholder   [ ]     [ ]       [ ]
                              proposal -
                              shareholder
                              rights plan.

                           5. Shareholder   [ ]     [ ]       [ ]
                              proposal -
                              severance
                              arrange-
                              ments.
                           __________________________________________

 (Shareholder's Name and
   Address Imprinted Here)



SIGNATURE(S)_______________________ DATE_______
Please date and sign as name is imprinted hereon.